                                                                   EXHIBIT 10.20


                             COLLATERAL AGREEMENT

          COLLATERAL AGREEMENT, dated as of August 11, 1998, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of THE CHASE MANHATTAN
                                --------
BANK, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the
     --------------------
"Lenders") and the investors (the "Synthetic Investors" and, together with the
 -------                           -------------------
Lenders, the "Secured Parties") from time to time parties to one or more of the
              ---------------
following agreements:

          (a) the Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Corporate Credit
                                                                ----------------
     Agreement"), among Harborside Healthcare Corporation, a Delaware
     ---------
     corporation (the "Company"), the other Grantors referred to therein, the
                       -------
     Lenders, Chase Securities Inc., as arranger (in such capacity, the "Arranger"), Morgan Stanley Senior Funding, Inc. and BT Alex. Brown
      --------
     Incorporated, as co-arrangers (collectively, in such capacity, the "Co-Arrangers"), Morgan Stanley Senior Funding, Inc., as syndication agent (in
     ---------
     such capacity, the "Syndication Agent"), Bankers Trust Company, as
                         -----------------
     documentation agent (in such capacity, the "Documentation Agent"), and the
                                                 -------------------
     Administrative Agent and

          (b) the Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Synthetic Credit
                                                                ----------------
     Agreement" and, together with the Corporate Credit Agreement, the "Credit
     ---------                                                          ------
     Agreements") among HHC 1998-1 Trust, a Delaware business trust (the
     ----------
     "Synthetic Borrower"), the Lenders, the Arranger, the Co-Arrangers, the
      ------------------
     Syndication Agent, the Documentation Agent and the Administrative Agent;
     and

          (c) the Participation Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Participation Agreement"), among the Company, the Synthetic Borrower, the
      -----------------------
     Synthetic Investors, the Lenders and the Administrative Agent.


                             W I T N E S S E T H:
                             -------------------

          WHEREAS, pursuant to the Corporate Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Grantors on a joint and several basis upon the terms and subject to the conditions set forth therein;

          WHEREAS, pursuant to the Synthetic Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Synthetic Borrower upon the terms and subject to the conditions set forth therein, the proceeds of which shall be used by the Synthetic Borrower to purchase real properties that will be simultaneously leased to the Company;

          WHEREAS, pursuant to the Participation Agreement, the Synthetic Investors have agreed to make certain investments (the "Investor Contributions")
                                                        ----------------------
in the Synthetic Borrower upon the terms and subject to the conditions set forth therein;

          WHEREAS, the Grantors have entered into a Guarantee, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Synthetic Guarantee"), in favor of the Administrative Agent, for the
     -------------------
benefit of the Lenders, the Synthetic Investors and the Synthetic Borrower, pursuant to which the Grantors have agreed, jointly and severally, to guarantee the Note Obligations, the Contribution Obligations and the Lease Obligations (as each such term is defined in the Synthetic Guarantee);

          WHEREAS, the Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Corporate Credit Agreement and the Synthetic Credit Agreement and from the making of the Investor Contributions; and

          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Grantors under the Corporate Credit Agreement and to the Synthetic Borrower under the Synthetic Credit Agreement, and to the obligation of the Synthetic Investors to make the Investor Contributions, that each Grantor shall have executed and delivered this Agreement to the Administrative Agent, for the benefit of the Secured Parties, to secure such Grantor's obligations under the Corporate Credit Agreement and under the Synthetic Guarantee;

          NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Arranger, the Co-Arrangers, the Syndication Agent, the Documentation Agent and the Administrative Agent to enter into the Corporate Credit Agreement and the Synthetic Credit Agreement, to induce the Lenders to make their respective extensions of credit to the Grantors and the Synthetic Borrower, as applicable, thereunder, and to induce the Synthetic Investors to make the Investor Contributions, each Grantor hereby agrees with the Administrative Agent, for the benefit of the Secured Parties, as follows:

          1.   Defined Terms. Unless otherwise defined herein or in the preamble
               -------------
or recitals hereto, terms which are defined in the Corporate Credit Agreement and used herein are so used as so defined; the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date
hereof are used herein as so defined:   Certificated Security, Chattel Paper,
Documents, Farm Products, Goods, Instruments and Inventory; and the following terms shall have the following meanings:

          "Accounts" means all accounts receivable, book debts, notes, drafts,
           --------
     instruments, documents, acceptances and other forms of obligations now owned or hereafter received or acquired by or belonging or owing to any Grantor (including under any trade names, styles or divisions thereof) whether arising out of personal property owned or leased by it, Goods sold by it or services rendered by it or from any other transaction, whether or not the same involves the lease of personal property, sale of Goods or performance of services by such Grantor (including, without limitation, any such obligation which would be characterized as an account, general intangible or chattel paper under the
     Code) and all of such Grantor's rights in, to and under all purchase orders now owned or hereafter received or acquired by it for Goods or services, and all of such Grantor's rights to any Goods represented by any of the foregoing (including returned or repossessed Goods and unpaid seller's rights) and all moneys due or to become due to such Grantor under all contracts for the sale of Goods and/or the performance of services by it (whether or not yet earned by performance), under any lease of real or personal property (to the extent the grant of such a security interest is permitted by applicable law and is not prohibited by such lease), or under any franchise agreement, or in connection with any other transaction, now in existence or hereafter arising, including without limitation the right to receive the proceeds of said purchase orders and contracts and rents under such leases, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing; provided,
                                                               --------
     however, that for each Grantor, "Account" shall not include any of the
     -------
     foregoing acquired in the ordinary course of business of an Acquired Business acquired after the date hereof to the extent that the transfer, assignment or grant of a security interest in such item is prohibited by such Grantor's Contractual Obligations with third parties in connection with lease arrangements or Indebtedness for borrowed money so long as such Contractual Obligations are permitted by the Corporate Credit Agreement.

          "Agreement" means this Collateral Agreement, as the same may be
           ---------
     amended, supplemented or otherwise modified from time to time.

          "Borrower Obligations" means the unpaid principal of and interest on
           --------------------
     the Loans and Reimbursement Obligations and all other obligations and liabilities of each Grantor (including, without limitation, interest accruing at the then applicable rate provided in the Corporate Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Corporate Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Arranger, any Co-Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent or any Lender (or, in the case of any Interest Rate Agreement, any affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Corporate Credit Agreement, this Agreement, the other Credit Documents, any Letter of Credit, any Interest Rate Agreement or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Arranger, the Co-Arrangers, the Syndication Agent, the Documentation Agent, the Administrative Agent or the Lenders that are required to be paid by such Grantor pursuant to the terms of any of the foregoing agreements).

          "Code" means the Uniform Commercial Code as from time to time in
           ----
     effect in the State of New York.

          "Collateral" has the meaning assigned to it in Section 2 of this
           ----------
     Agreement.

          "Contract" means, with respect to an Account, any agreement relating
           --------
     to the terms of payment or the terms of performance thereof, including, without limitation, (a) all rights of each Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of each Grantor to damages arising out of, or for, breach or default in respect thereof and (c) all rights of each Grantor to perform and to exercise all remedies thereunder.

          "Copyright License" means any written agreement, naming any Grantor,
           -----------------
     as licensor or licensee, granting any right in the United States to use any Copyright including, without limitation, any referred to in Schedule I
                                                                 ----------
     hereto; provided, however, that for each Grantor, "Copyright License" shall
             --------  -------
     not include any of the foregoing acquired in the ordinary course of business of an Acquired Business acquired after the date hereof to the extent that the transfer, assignment or grant of a security interest in such item is prohibited by such Grantor's Contractual Obligations with third parties in connection with lease arrangements or Indebtedness for borrowed money so long as such Contractual Obligations are permitted by the Corporate Credit Agreement.

          "Copyrights" means all of the following to the extent any Grantor now
           ----------
     or hereafter has any right, title or interest: (a) all United States copyrights and all registrations and applications therefor, including, without limitation, any referred to in Schedule I hereto, and (b) all
                                            ----------
     renewals of such copyrights; provided, however, that for each Grantor,
                                  --------  -------
     "Copyright" shall not include any of the foregoing acquired in the ordinary course of business of an Acquired Business acquired after the date hereof to the extent that the transfer, assignment or grant of a security interest in such item is prohibited by such Grantor's Contractual Obligations with third parties in connection with lease arrangements or Indebtedness for borrowed money so long as such Contractual Obligations are permitted by the Corporate Credit Agreement.

          "Deposit Account"  has the meaning given to it in the Uniform
           ---------------
     Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

          "Equipment" means all machinery, equipment and furniture except
           ---------
     Vehicles, now owned or hereafter acquired by any Grantor or in which any Grantor now has or hereafter may acquire any right, title or interest and any and all additions, substitutions and replacements thereof, wherever located, together with all attachments, components, parts, equipment and accessories installed therein or affixed thereto, including, but not limited to, all equipment as defined in Section 9-109(2) of the Code; provided, however, that for each Grantor, "Equipment"
                           --------  -------
     shall not include any of the foregoing acquired in the ordinary course of business of an Acquired Business acquired after the date hereof to the extent that the transfer, assignment or grant of a security interest in such item is prohibited by such Grantor's Contractual Obligations with third parties in connection with lease arrangements or Indebtedness for borrowed money so long as such Contractual Obligations are permitted by the Corporate Credit Agreement.

          "General Intangibles" has the meaning given to it in the Code and
           -------------------
     includes, whether or not so included in such meaning, any franchise agreements or rights in favor of or granted by any Grantor to know-how, trade secrets, product or service development ideas and designs, advertising commercials, renderings, strategies and plans, blueprints, architectural drawings, site location, personnel and franchisee information, proprietary information, computer and software technology and programs, contracts with distributors, and any similar items, all interest rate, foreign currency or similar agreements and general intangibles attributable to the Capital Stock of each Subsidiary; provided, however,
                                                           --------  -------
     that for each Grantor, "General Intangibles" shall not include any of the foregoing acquired in the ordinary course of business of an Acquired Business acquired after the date hereof to the extent that the transfer, assignment or grant of a security interest in such item is prohibited by such Grantor's Contractual Obligations with third parties in connection with lease arrangements or Indebtedness for borrowed money so long as such Contractual Obligations are permitted by the Corporate Credit Agreement.

          "Governmental Obligor Limited Receivables" means any amount payable to
           ----------------------------------------
     a Grantor under or in connection with any Account where the obligor on any such Account is a Governmental Authority or a governmental program (including, but not limited to, Medicare and Medicaid) which pursuant to applicable law (including, but not limited to, the Federal Assignment of Claims Act) may not be sold by any Grantor or collected directly from, or enforced directly against, such obligor or Account holder by the holder of a security interest therein.

          "Guarantor Obligations" means all obligations and liabilities of each
           ---------------------
     Grantor which may arise under, out of, or in connection with this Agreement, the Synthetic Guarantee or any other Synthetic Credit Document to which such Grantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Arranger, the Co-Arrangers, the Syndication Agent, the Documentation Agent, the Administrative Agent, the Lenders or the Synthetic Investors that are required to be paid by such Grantor pursuant to the terms of any of the foregoing agreements).

          "Investment Property" means (a) all "investment property" as such term
           -------------------
     is defined in Section 9-115 of the Code and (b) whether or not constituting "investment property" as so defined, all Pledged Notes and all Pledged Stock; provided, however, that for each Grantor, "Investment Property"
            --------  -------
     shall not include any of the foregoing acquired in the ordinary course of business of an Acquired Business acquired after the date hereof to the extent that the pledge of or grant of a security interest in such item is prohibited by such Grantor's Contractual Obligations with third parties in connection with lease arrangements or Indebtedness for borrowed money so long as such Contractual Obligations are permitted by the Corporate Credit Agreement.

          "Issuers" means (a) the companies identified on Schedule IV hereto as
           -------                                        -----------
     the issuers of the Pledged Notes, (b) the companies identified on Schedule
                                                                       --------
     V hereto as the issuers of the Pledged Stock, (c) any other Subsidiaries of
     -
     the Company created or acquired after the date hereof the equity of which is required to be pledged by this Agreement or subsection 6.9(b) of the Corporate Credit Agreement and (d) any other issuer of any Investment Property; individually, each an "Issuer".
                                      ------

          "License" means any Copyright License, Patent License or Trademark
           -------
     License.

          "Obligations" means the Borrower Obligations and the Guarantor
           -----------
     Obligations.

          "Patent License" means any agreement, whether written or oral,
           --------------
     providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any thereof referred to in Schedule II
                                                               -----------
     hereto; provided, however, that for each Grantor, "Patent License" shall
             --------  -------
     not include any of the foregoing acquired in the ordinary course of business of an Acquired Business acquired after the date hereof to the extent that the transfer, assignment or grant of a security interest in such item is prohibited by such Grantor's Contractual Obligations with third parties in connection with lease arrangements or Indebtedness for borrowed money so long as such Contractual Obligations are permitted by the Corporate Credit Agreement.

          "Patents" means (a) all letters patent of the United States or any
           -------
     other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule II hereto and (b) all
                                            -----------
     applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in Schedule II
                                                               -----------
     hereto; provided, however, that for each Grantor, "Patent" shall not
             --------  -------
     include any of the foregoing acquired in the ordinary course of business of an Acquired Business acquired after the date hereof to the extent that the transfer, assignment or grant of a security interest in such item is prohibited by such Grantor's Contractual Obligations with third parties in connection with lease arrangements or Indebtedness for borrowed money so long as such Contractual Obligations are permitted by the Corporate Credit Agreement.

          "Pledged Notes" means all promissory notes listed on Schedule IV
           -------------                                       -----------
     hereto, and, if requested by the Administrative Agent, any other promissory note issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by such Grantor in the ordinary course of business and Undelivered Notes).

          "Pledged Stock" means the shares of Capital Stock listed on Schedule V
           -------------                                              ----------
     hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any Issuer to any Grantor and that are required by this Agreement or the Corporate Credit Agreement to be pledged hereunder while this Agreement is in effect.

          "Proceeds" means "proceeds", as such term is defined in Section 9-
           --------
     306(1) of the Code and, to the extent not included in such definition, shall include, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty, guaranty or letter of credit payable to any Grantor, from time to time with respect to any of the Collateral, (b) all payments (in any form whatsoever) paid or payable to any Grantor from time to time in connection with any taking of all or any part of the Collateral by any Governmental Authority or any Person acting under color of Governmental Authority, (c) all judgments in favor of any Grantor in respect of the Collateral, (d) all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto and (e) all other amounts from time to time paid or payable or received or receivable under or in connection with any of the Collateral.

          "Reimbursement Obligation" means the obligation of the Company to
           ------------------------
     reimburse the Issuing Lender pursuant to subsection 2.8 of the Corporate Credit Agreement for amounts drawn under Letters of Credit.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Stock Issuer" means each Issuer of Pledge Stock.
           ------------

          "Synthetic Credit Documents" means (a) the Participation Agreement,
           --------------------------
     (b) the Lease, dated as of the date hereof, between Harborside of Dayton Limited Partnership, as lessee, and the Synthetic Borrower, as lessor, (c) the Synthetic Credit Agreement, (d) this Agreement, (e) the Notes (as defined in the Participation Agreement), (f) the Synthetic Guarantee, (g) the Security Documents (as defined in the Participation Agreement), (h) the Agency and Intercreditor Agreement and (i) the Intercreditor Agreement.

          "Trademark License" means any agreement, whether written or oral,
           -----------------
     providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any thereof referred to in
     Schedule III hereto; provided, however, that for each Grantor, "Trademark
     ------------         --------  -------
     License" shall not include any of the foregoing acquired in the ordinary course of business of an Acquired Business acquired after the date hereof to the extent that the transfer, assignment or grant of a security interest in such item is prohibited by such Grantor's Contractual Obligations with third parties in connection with lease arrangements or Indebtedness for borrowed money so long as such Contractual Obligations are permitted by the Corporate Credit Agreement.

          "Trademarks" means (a) all trademarks, trade names, corporate names,
           ----------
     company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in
     Schedule III hereto, and (b) all renewals thereof; provided, however, that
     ------------                                       --------  -------
     for each Grantor, "Trademark" shall not include any of the foregoing acquired in the ordinary course of business of an Acquired Business acquired after the date hereof to the extent that the transfer, assignment or grant of a security interest in such item is prohibited by such Grantor's Contractual Obligations with third parties in connection with lease arrangements or Indebtedness for borrowed money so long as such Contractual Obligations are permitted by the Corporate Credit Agreement.

          "Undelivered Notes" means any promissory notes issued to any Grantor
           -----------------
     so long as the aggregate principal amount of all Undelivered Notes shall not exceed, at any time, $1,000,000.

          "Vehicles" means all cars, trucks, trailers and other vehicles covered
           --------
     by a certificate of title law of any state.

          2.   Grant of Security Interest.  As collateral security for the
               --------------------------
prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, excluding, however, (x) Vehicles and (y) any of such property acquired in the ordinary course of business of an Acquired Business acquired after the date hereof to the extent such assignment, transfer or grant is prohibited by such Grantor's Contractual Obligations with third parties in connection with lease arrangements or Indebtedness for borrowed money so long as such Contractual Obligations are permitted by the Corporate Credit Agreement (collectively, the "Collateral"):
                                                                ----------

          (a)  all Accounts;

          (b)  all Chattel Paper;

          (c)  all Contracts;

          (d)  all Copyrights;

          (e)  all Copyright Licenses;

          (f)  all Deposit Accounts required by Section 3(d);

          (g)  all Documents;

          (h)  all Equipment;

          (i)  all General Intangibles;

          (j)  all Instruments;

          (k)  all Inventory;

          (l)  all Investment Property;

          (m)  all Patents;

          (n)  all Patent Licenses;

          (o)  all Trademarks;

          (p)  all Trademark Licenses;

          (q)  all books and records pertaining to the Collateral;

          (r) all other Goods and personal property of such Grantor, whether tangible or intangible and whether now or hereafter owned by such Grantor, and wherever located; and

          (a) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

          2.   Rights of Administrative Agent and Secured Parties; Limitations
               ---------------------------------------------------------------
on Administrative Agent's and Secured Parties' Obligations.
----------------------------------------------------------

          (a)  Each Grantor Remains Liable under Accounts, Licenses, Contracts,
               ----------------------------------------------------------------
     Etc.  Anything herein to the contrary notwithstanding, each Grantor shall
     ---
     remain liable under each of the Accounts, Licenses and Contracts to observe and perform all the material conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account, License or Contract. Neither the Administrative Agent nor any Secured Party shall have any obligation or liability under any Account, License or Contract by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Secured Party of any payment relating to such Account, License or Contract pursuant hereto, nor shall the Administrative Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account, License or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account, License or Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b)  Notice to Account Debtors and Contracting Parties.  At any time
               -------------------------------------------------
     after an Event of Default has occurred and so long as such Event of Default shall be continuing, upon the request of the Administrative Agent such Grantor shall, and the Administrative Agent may (with concurrent notice to such Grantor thereof), notify account debtors on the Accounts and parties to the Contracts and Licenses that the Accounts, Contracts and Licenses have been assigned to the Administrative Agent for the benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Administrative Agent. At any time after an Event of Default shall have occurred and be continuing, the Administrative Agent may in its own name or in the name of others communicate with account debtors on the Accounts and parties to the Contracts and Licenses to verify with them to its satisfaction the existence, amount and terms thereof.

          (c)  Verification of Accounts and Inventory.  The Administrative Agent
               --------------------------------------
     shall   have the right to make test verifications of the Accounts and
     Inventory forming part of the Collateral in any reasonable manner and through any medium that it considers advisable, and each Grantor agrees to furnish all such assistance and information as the Administrative Agent may reasonably require in connection therewith, provided that, so long as no
                                                 --------
     Event of Default shall have occurred and be continuing, (i) any such verification shall be conducted in the name of the Company or of such other Grantor or in such other manner as shall not disclose the Administrative Agent's identity or interest in the Collateral and (ii) the Administrative Agent shall conduct such verification with respect to any Grantor no more frequently than once per year and shall give the Company reasonable advance notice thereof. The Administrative Agent may after the occurrence and during the continuance of an Event of Default in its own name or in the name of others communicate with account debtors in order to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Accounts and/or Inventory forming part of the Collateral.

          (d)  Governmental Obligor Limited Receivables.  Notwithstanding the
               ----------------------------------------
     provisions of Section 3(b) hereof, the Administrative Agent shall not collect or enforce payment of any Governmental Obligor Limited Receivable if and to the extent that such collection or enforcement is prohibited under 42 U.S.C. (S)(S) 1395(g) or 1396(a) or under any comparable provision of federal or state law. To the extent the Administrative Agent's rights as to any Governmental Obligor Limited Receivable are limited pursuant to this Section 3(d), upon the occurrence and during the continuance of an Event of Default, each Grantor will (i) use its commercially reasonable efforts to collect and enforce payment of such Governmental Obligor Limited Receivable, (ii) promptly deposit such payment in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Deposit Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Secured Parties as provided in Section 9 hereof, and until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the Secured Parties, segregated from other funds of such Grantor and (iii) upon written demand by the Administrative Agent at any time and from time to time, remit (and cause the depository bank for such Deposit Account to remit) directly to the Administrative Agent, as Proceeds of the Collateral and for application to the payment of the Obligations pursuant to Section 9 hereof, all finally collected funds on deposit in such Deposit Account.

          3.   Representations and Warranties.  Each Grantor hereby represents
               ------------------------------
and warrants that:

          (a)  Power and Authority.  Each Grantor has the corporate power and
               -------------------
     authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Agreement and has taken all necessary corporate actions to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Agreement.

          (b)  Title; No Other Liens.  Except for the Lien granted to the
               ---------------------
     Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral pursuant to the Corporate Credit Agreement, each Grantor owns each item of the Collateral pledged by it hereunder free and clear of any and all Liens. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except (i) such as may have been filed in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to this Agreement, or (ii) as may be permitted pursuant to the Corporate Credit Agreement.

          (c)  Perfected Liens.  The Liens granted pursuant to this Agreement
               ---------------
     constitute perfected Liens on the Collateral in favor of the Administrative Agent, for the benefit of the Secured Parties, to the extent that (i) such Liens constitute Liens on General Intangibles, (ii) such Liens constitute Liens on Equipment located in a jurisdiction listed on Schedule VI hereto,
                                                            -----------
     (iii) such Liens can be perfected by filing a financing statement under the Uniform Commercial Code, as in effect in the relevant jurisdiction, (iv) any Grantor is required to deliver such Collateral to the Administrative Agent pursuant to Section 5(a) hereof or (v) such Liens constitute Liens on a Deposit Account maintained in accordance with Section 3(d) hereof, which are prior to all other Liens on the Collateral created by such Grantor and in existence on the date hereof, except for Liens permitted to exist on the Collateral pursuant to the Corporate Credit Agreement, and which are enforceable as such against all creditors of and purchasers from such Grantor.

          (d)  Accounts and Records.  The amount represented by each Grantor to
               --------------------
     the Administrative Agent from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder in all material respects, subject to adjustments in the ordinary course of business. No amount payable to such Grantor under or in connection with any Account, Contract or License in excess of $1,000,000 is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent except for notes receivable from officers pursuant to executive stock purchase plans. The place where each Grantor keeps its records concerning the Accounts and the other Collateral is located at the address listed on Schedule VII hereto.
                                      ------------

          (e)  Consents.  Each Contract and License is in full force and effect
               --------
     and, to the best knowledge of each Grantor, constitutes a valid and legally enforceable obligation of the other obligor in respect thereof or parties thereto, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Accounts, Licenses or Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Account, License or Contract to any material adverse limitation, either specific or general in nature. No Grantor and (to the best of such Grantor's knowledge) no other party to any Account, License or Contract is in default in the performance or observance of any of the material terms thereof. Each Grantor has fully performed all its material obligations under each License and Contract to the extent such obligations are required to be performed on or prior to the date hereof. The right, title and interest of such Grantor in, to and under each Account, License and Contract are not subject to any defense, offset, counterclaim or claim which would materially adversely affect the value of such Account, License or Contract as Collateral, nor have any of the foregoing been asserted or alleged against such Grantor as to any of the foregoing.

          (f)  Inventory.  The Inventory forming part of the Collateral is kept
               ---------
     at the locations listed on Schedule VI hereto, as amended or supplemented
                                -----------
     from time to time pursuant to Section 5(p) hereof.

          (g)  Equipment.  The Equipment is kept at the locations listed on
               ---------
     Schedule VI hereto, as amended or supplemented from time to time pursuant
     -----------
     to Section 5(p) hereof.

          (h)  Chief Executive Office.  Each Grantor's chief executive office
               ----------------------
     and chief place of business is located at the address listed on Schedule
                                                                     --------
     VII hereto.
     ---

          (i)  Farm Products.  None of the Collateral constitutes, or is the
               -------------
     Proceeds of, Farm Products.

          (j)  Investment Property.  The shares of Pledged Stock pledged by such
               -------------------
     Grantor hereunder constitute all the issued and outstanding shares or interests of all classes of the Capital Stock of each domestic Stock Issuer owned by such Grantor and 65% of the total outstanding voting Capital Stock of each foreign Stock Issuer owned by such Grantor. All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable. To the best knowledge of such Grantor, each of the Pledged Notes pledged by such Grantor hereunder constitutes a valid and legally enforceable obligation of the other obligor in respect thereof or parties thereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally. Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except for the Lien created by this Agreement and Permitted Liens.

          (k)  Patents, Trademarks and Copyrights.  Schedule II hereto includes
               ----------------------------------   -----------
     all material Patents and Patent Licenses owned by each Grantor in its own name as of the date hereof. Schedule III hereto includes all material
                                  ------------
     Trademarks and Trademark Licenses owned by each Grantor in its own name as of the date hereof. Schedule I hereto includes all material Copyrights in
                          ----------
     which each Grantor has any colorable claim of ownership as of the date hereof. Except as set forth on Schedule II or Schedule III, each Patent
                                     -----------    ------------
     and Trademark is valid, subsisting, unexpired and enforceable and has not been abandoned. Except as set forth on Schedule II or Schedule III, none
                                             -----------    ------------
     of such Patents and Trademarks is the subject of any licensing or franchise agreement. All licenses of each Grantor's Trademarks are in force and, to the best knowledge of such Grantor, not in default. No holding, decision or judgment has been rendered by any Governmental Authority with respect to any Patent or Trademark which would limit, cancel or question the validity of any Patent or Trademark. Except as set forth on Schedule II or Schedule
                                                         -----------    --------
     III, no action or proceeding is pending or, to the knowledge of such
     ---
     Grantor, threatened (i) seeking to limit, cancel or question the validity of any material Patent or

     Trademark or such Grantor's ownership thereof, or (ii) which, if adversely determined, would have a material adverse effect on the value of any material Patent or Trademark.

          (l)  No Litigation.  No litigation, investigation or proceeding of or
               -------------
     before any arbitrator or Governmental Authority is pending or, to the knowledge of any Grantor, threatened by or against such Grantor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby which would have a material adverse effect upon any material portion of the Collateral or the granting of the security interests hereby.

          5.   Covenants.  Each Grantor covenants and agrees with the
               ---------
Administrative Agent and the Secured Parties that, from and after the date of this Agreement until the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent:

          (a)  Further Documentation; Pledge of Instruments and Chattel Paper.
               --------------------------------------------------------------

               (i) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, any Grantor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (A) the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby and (B) in the case of Investment Property, any Deposit Account referred to in Section 3(d) and any other relevant Collateral, taking actions necessary to enable the Administrative Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto. Each Grantor also hereby authorizes the Administrative Agent to file (after written notice to the Company) any such financing or continuation statement without the signature of such Grantor to the extent permitted by applicable law, provided that any failure to give any such notice
                          --------
          shall not affect the validity or effectiveness of any such filing. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

               (ii) If any amounts payable under or in connection with any of the Collateral having a face value in excess of $1,000,000 in the aggregate at any one time outstanding shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement. So long as no Default or Event of Default has occurred and is continuing, upon request by any Grantor, the Administrative Agent shall make available any pledged Collateral to such Grantor, or its designee, that such Grantor specifies is required for the purpose of ultimate sale, exchange, presentation, collection, renewal, registration or transfer thereof, provided that in each case
                                            --------
          arrangements reasonably satisfactory to the Administrative Agent shall be made for the return of such pledged Collateral within 21 days from the time of delivery by the Administrative Agent, except for pledged Collateral that has been fully repaid, satisfied, or transferred as permitted hereunder.

               (iii) Notwithstanding anything set forth in this Agreement to the contrary, so long as no Default or Event of Default has occurred and is continuing, no Grantor shall be required to deliver to the Administrative Agent any Instrument, Certificated Security or Chattel Paper to be held by the Administrative Agent as Collateral pursuant to this Agreement so long as the aggregate amount evidenced by all such Instruments, Certificated Securities and Chattel Paper does not exceed $1,000,000 at any one time outstanding.

          (b)  Indemnification.  Each Grantor agrees to pay, and to save the
               ---------------
     Administrative Agent and the Secured Parties harmless from, any and all liabilities, costs and expenses (including, without limitation, reasonable legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay by such Grantor in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Agreement; provided that no Grantor shall be liable for the payment of any portion of
     --------
     such liabilities, costs or expenses resulting from the gross negligence or willful misconduct of the Administrative Agent or any of the Secured Parties. Without limiting the preceding sentence, each Grantor will indemnify and save and keep harmless the Administrative Agent and each Secured Party from and against all expense, loss or damage suffered by reason of any counterclaim of the account debtor or obligor thereunder, arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from such Grantor.

          (c)  Maintenance of Records.  Each Grantor will keep and maintain at
               ----------------------
     its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts, Contracts and Licenses. Each Grantor will mark its internal books and records pertaining to the Collateral to evidence this Agreement and the security interests granted hereby. For the Administrative Agent's and the Secured Parties' further security, the Administrative Agent, for the benefit of the Secured Parties, shall have a security interest in each Grantor's books and records pertaining to the Collateral, and each Grantor shall make available for review any such books and records to the Administrative Agent or to its representatives during normal business hours at the reasonable request of the

     Administrative Agent. Each Grantor shall permit representatives of the Administrative Agent, upon reasonable notice to the Company (but no more frequently than monthly unless a Default or Event of Default shall have occurred and be continuing), to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be requested upon reasonable notice, and to discuss the business, operations, assets and financial and other condition of such Grantor with officers and employees thereof and with their independent certified public accountants.

          (d)  Right of Inspection.  The Administrative Agent and the
               -------------------
     representatives of any Secured Party shall upon reasonable notice (made through the Administration Agent and no more frequently than quarterly unless a Default or Event of Default shall have occurred and be continuing) have full and free reasonable access to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be requested upon reasonable notice, and to discuss the business, operations, assets and financial and other condition of the Company and its Subsidiaries with officers and employees thereof and with their independent certified public accountants with prior reasonable notice to, and coordination with, the chief financial officer or the treasurer of the Company, and the Company agrees to render to the Administrative Agent at the Company's cost and expense, and to the Secured Parties, such clerical and other assistance as may be reasonably requested with regard thereto. The Administrative Agent and the Secured Parties shall keep such information thereby obtained confidential to the extent set forth in subsection 9.6(f) of the Corporate Credit Agreement.

          (e)  Compliance with Laws, etc.  Each Grantor will comply in all
               --------------------------
     material respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of such Grantor's business; provided that such Grantor may contest any Requirement of Law in any
     --------
     reasonable manner which shall not, in the reasonable opinion of the Administrative Agent, adversely affect the Administrative Agent's or the Secured Parties' rights or the priority of their Liens on the Collateral.

          (f)  Compliance with Terms of Contracts, etc.  Each Grantor will
               ---------------------------------------
     perform and comply in all material respects with all its obligations under the Contracts and all its other Contractual Obligations relating to the Collateral.

          (g)  Payment of Obligations.  Each Grantor will pay promptly when due
               ----------------------
     all material taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on such Grantor's books in accordance with GAAP.

          (h)  Maintenance of Insurance.  All insurance maintained by such
               ------------------------
     Grantor pursuant to subsection 6.5(b) of the Corporate Credit Agreement shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof,
     (ii) name the Administrative Agent as insured party or loss payee, and
     (iii) be reasonably satisfactory in all other respects to the Administrative Agent.

          (i)  Limitation on Liens on Collateral.  No Grantor will create, incur
               ---------------------------------
     or permit to exist, and each Grantor will take all commercially reasonable actions to defend the Collateral against, and will take such other commercially reasonable action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and other than as permitted pursuant to the Corporate Credit Agreement, and will take all commercially reasonable actions to defend the right, title and interest of the Administrative Agent and the Secured Parties in and to any of the Collateral against the claims and demands of all Persons whomsoever.

          (j)  Limitations on Dispositions of Collateral.  No Grantor will sell,
               -----------------------------------------
     transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except for sales of assets permitted by the Corporate Credit Agreement. Concurrently with any such permitted disposition, the property acquired by a transferee in such disposition shall automatically be released from the security interest created by this Agreement (the "Security Interest"). It is acknowledged and agreed that
                     -----------------
     notwithstanding any release of property from the Security Interest in accordance with the foregoing provisions of this Section, the Security Interest shall in any event continue in the Proceeds of Collateral. The Administrative Agent shall promptly execute and deliver (and, when appropriate, shall cause any separate agent, co-agent or trustee to execute and deliver) any releases, instruments or documents reasonably requested by any Grantor to accomplish or confirm the release of Collateral provided by this Section. Any such release of Collateral provided by the Administrative Agent shall specifically describe that portion of the Collateral to be released, shall be expressed to be unconditional and shall be without recourse or warranty (other than a warranty that the Administrative Agent has not assigned its rights and interests to any other Person). Such Grantor shall pay all of the Administrative Agent's reasonable expenses in connection with any release of Collateral.

          (k)  Limitations on Modifications, Waivers, Extensions of Agreements
               ---------------------------------------------------------------
     Giving Rise to Accounts.  No Grantor will (i) amend, modify, terminate or
     -----------------------
     waive any provision of any Contract, agreement or lease giving rise to an Account or License in any manner which could reasonably be expected to materially adversely affect the value of such Contract, Account or License as Collateral, except in a manner consistent with the ordinary and customary conduct of its business, (ii) fail to exercise promptly and diligently each and every material right which it may have under each material Contract, agreement or lease giving rise to an Account or License (other than any right of termination), except in a manner consistent with the ordinary and customary conduct of its business or (iii) fail to deliver to the Administrative Agent upon its reasonable request a copy of each material demand, notice or document received by it relating in any way to any material Contract, agreement or lease giving rise to an Account or License.

          (l)  Limitations on Discounts, Compromises, Extensions of Accounts.
               -------------------------------------------------------------
     Other than in the ordinary course of business as generally conducted by each Grantor over a period of time, no Grantor will grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

          (m)  Maintenance of Equipment. Each Grantor will maintain each item of
               ------------------------
     Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose.

          (n)  Further Identification of Collateral.  Each Grantor will furnish
               ------------------------------------
     to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

          (o)  Notices.  Each Grantor will advise the Administrative Agent and
               -------
     the Secured Parties promptly, in reasonable detail, at their respective addresses set forth in the Corporate Credit Agreement, (i) of any Lien (other than Liens created hereby or permitted under the Corporate Credit Agreement) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

          (p)  Changes in Locations, Name, etc.   No Grantor will (i) change the
               --------------------------------
     location of its chief executive office/chief place of business from that specified on Schedule VII hereto or remove its books and records from the
                  ------------
     location specified on Schedule VII hereto, (ii) remove any material amount
                           ------------
     of the Inventory forming part of the Collateral or Equipment to, or keep any material amount of such Inventory or Equipment at, a location other than those listed on Schedule VI hereto, or (iii) change its name
                          -----------
     (including the adoption of any new trade name), identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become seriously misleading, unless it shall have provided at least 15 days' prior written notice to the Administrative Agent of any such event and provide the Administrative Agent with the new location of its chief executive office/chief place of business and its books and records, the location of such Inventory and Equipment and the change in any Grantor's name, as the case may be. Any notice given pursuant to this Section 5(p) shall be deemed to amend Schedule VI hereto or
                                                   -----------
     Schedule VII hereto, as the case may be. In connection with any actions
     ------------
     permitted pursuant to clause (i) of this Section 5(p), the Administrative Agent shall be entitled to receive any legal opinions it reasonably requests as to the continued perfection of the security interest granted hereby in the Collateral, which opinions shall be deemed satisfactory to the Administrative Agent if substantially similar to the perfection opinions given by Gibson, Dunn & Crutcher on the Closing Date.

          (q)  Copyrights.  Each Grantor (i) will employ the Copyright for each
               ----------
     material published work with such notice of copyright as may be required by law to secure copyright protection and (ii) will not do any act or knowingly omit to do any act whereby any material Copyright may become invalidated and:

               (A) will not do any act, or omit to do any act, whereby any material Copyright may become injected into the public domain;

               (B) shall notify the Administrative Agent immediately if it knows, or has reason to know, that any material Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding such Grantor's ownership of any such Copyright or its validity;

               (C) will take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Copyright owned by such Grantor including, without limitation, filing of applications for renewal, where necessary; and

               (D) will promptly notify the Administrative Agent of any material infringement of any material Copyright of such Grantor of which it becomes aware and will take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

          (r)  Patents and Trademarks.
               ----------------------

               (i) Each Grantor (either itself or through licensees) will, except with respect to any Trademark that such Grantor shall reasonably determine is of immaterial economic value to it or otherwise reasonably determines not to do so, (A) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) use reasonable efforts to employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless within 45 days after such use or adoption the Administrative Agent, for the benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

               (ii) No Grantor will, except with respect to any Patent that such Grantor shall reasonably determine is of immaterial economic value to it or otherwise reasonably determines so to do, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

               (iii) Each Grantor will notify the Administrative Agent immediately if it knows, or has reason to know, that any application relating to any Patent, or any application or registration relating to any Trademark may become abandoned or dedicated, or of any adverse determination or material development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding such Grantor's ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

               (iv) Whenever any Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for any Patent or for the registration of any Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's security interest in any Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby, and each Grantor hereby appoints and constitutes the Administrative Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest and is irrevocable until the Obligations are paid in full, the Commitments are terminated and no Letters of Credit are outstanding.

               (v) Each Grantor, except with respect to any Patent or Trademark such Grantor shall reasonably determine is of immaterial economic value to it or it otherwise reasonably determines not to so do and except with respect to any Trademark that is not registrable, will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration or Patent) and to maintain each Patent and each registration of Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability when appropriate.

               (vi) In the event that any Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party, such Grantor shall promptly notify the Administrative Agent after it learns thereof and shall, unless such Grantor shall reasonably determine that such Patent or Trademark is of immaterial economic value to such Grantor, which determination such Grantor shall promptly report to the Administrative Agent, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

          (s)  Investment Property.
               -------------------

               (i) If such Grantor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the Secured Parties, hold the same in trust for the Administrative Agent and the Secured Parties and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the

          Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations.

               (ii) Without the prior written consent of the Administrative Agent, such Grantor will not (A) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Corporate Credit Agreement) or
          (B) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the Lien provided for by this Agreement and Permitted Liens.

               (iii) In the case of each Grantor which is an Issuer, such Issuer agrees that (A) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (B) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5(s)(i) hereof with respect to the Investment Property issued by it and (C) the terms of Sections 7(c) and 10 hereof shall apply to it, mutatis mutandis, with respect
                                                ------- --------
          to all actions that may be required of it pursuant to Section 7(c) or 10 with respect to the Investment Property issued by it.

          3.   Administrative Agent's Appointment as Attorney-in-Fact.
               ------------------------------------------------------

          (a)  Powers.  Each Grantor hereby irrevocably constitutes and appoints
               ------
     the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time after the occurrence, and during the continuation, of an Event of Default in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following:

               (i) in the name of such Grantor or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument forming part of the Collateral, License or General Intangible or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any such Account, Instrument, License or General Intangible or with respect to any other Collateral whenever payable;

               (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, provided that if such taxes are
                                             --------
          being contested in good faith and by appropriate proceedings, the Administrative Agent will consult with such Grantor before making any such payment; and

               (iii) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; (G) to assign any Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Secured Parties' Liens thereon and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

     Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

          (b)  Other Powers. (i) Each Grantor also authorizes the Administrative
               ------------
     Agent, at any time and from time to time, to execute, in connection with the sale provided for in Section 9 or 10 hereof, any indorsement, assignments or other instruments of conveyance or transfer with respect to the Collateral and (ii) pursuant to Section 9-402 of the Code, each Grantor authorizes the Administrative Agent to file financing statements with respect to the Collateral without the signature of such Grantor in such form and in such filing offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

          (c) No Duty on Administrative Agent's or Secured Parties' Part.  The
              ----------------------------------------------------------
     powers conferred on the Administrative Agent and the Secured Parties hereunder are solely to protect the Administrative Agent's and the Secured Parties' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Secured Party to exercise any such powers. The Administrative Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or failure to comply with mandatory provisions of applicable law.

          7.  Investment Property.
              -------------------

          (a) Unless an Event of Default shall have occurred and be continuing, each Grantor shall be permitted to receive all cash dividends paid by the relevant Issuer to the extent permitted in the Corporate Credit Agreement in respect of the Pledged Stock, and all payments made in respect of the Pledged Notes, and to exercise all voting and corporate rights with respect to the Investment Property; provided, however, that each Grantor agrees
                                 --------  -------
     that it shall not vote in any way that would be inconsistent with or result in any violation of any provision of the Corporate Credit Agreement, the Notes, the Security Documents, any of the other Corporate Credit Documents or any of the other Synthetic Credit Documents. The Administrative Agent shall, at the Company's sole cost and expense, execute and deliver (or cause to be executed and delivered) to the Company all proxies and other instruments as the Company may reasonably request for the purpose of enabling any Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to this Section.

          (b) If an Event of Default shall occur and be continuing, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in such order as the Administrative Agent may determine in accordance with the Agency and Intercreditor Agreement, and (ii) any or all of the Investment Property may be registered in the name of the Administrative Agent or its nominee, and, subject to the terms of this Agreement, the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, and except for its gross negligence or willful misconduct or failure to comply with the provisions of Section 13 hereof, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to comply with any instruction received by it from the Administrative Agent in writing that
     (i) states that an Event of Default has occurred and is continuing and (ii) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying.

          (d) The rights of the Administrative Agent and the Secured Parties hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent or any Secured Party of any right or remedy against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. Neither the Administrative Agent nor any Secured Party shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Administrative Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The Administrative Agent agrees to release promptly to the Company any dividends, cash, securities, instruments and other property paid, payable or otherwise distributed in respect of the Collateral which it may receive under Section 7(b) hereof if, prior to the occurrence of an acceleration of any of the Obligations, all Defaults and Events of Default have been waived or are no longer continuing.

          5.  Performance by Administrative Agent of Any Grantor's Obligations.
              ----------------------------------------------------------------
If any Grantor fails to perform or comply with any of its agreements contained herein and the Administrative Agent, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Administrative Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to 2% plus the Alternate Base Rate, shall be payable by such Grantor to the Administrative Agent on demand and shall constitute Obligations secured hereby; provided that the Administrative Agent shall in any event first
                --------
have given such Grantor written notice of its intent to do the same and such Grantor shall not have, within 30 days of such notice (or such shorter period as the Administrative Agent may reasonably determine is necessary in order to preserve the benefits of this Agreement with respect to any material portion of the Collateral), paid such claim or obtained to the Administrative Agent's satisfaction the release of the claim or Lien to which such notice relates.

          6.   Remedies.  If an Event of Default shall occur and be continuing,
               --------
the Administrative Agent on behalf of the Secured Parties may, except with respect to the Pledged Stock, exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. With respect to the Pledged Stock, in the event that any portion of the Obligations has been declared or becomes due and payable in accordance with the terms of the Corporate Credit Agreement, the Administrative Agent on behalf of the Secured Parties may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. The Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect in accordance with the Agency and Intercreditor Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation,
Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to such Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Secured Party arising out of the exercise by them of any rights hereunder, except to the extent arising from the gross negligence or willful misconduct of the Administrative Agent or such Secured Party. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Such Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Secured Party to collect such deficiency.

          7.  Registration Rights.
              -------------------

          (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 9 hereof, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of 90 days from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus that, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale conducted in a manner that the Administrative Agent in good faith believes to be commercially reasonable under the circumstances shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

          (c) Each Grantor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this
     Section 10 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 10 will cause irreparable injury to the Administrative Agent and the Secured Parties, that the Administrative Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 10 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

          8.   No Subrogation.  Notwithstanding any payment or payments made by
               --------------
any Grantor hereunder or any set-off or application of funds of any Grantor by any Secured Party, or the receipt of any amounts by the Administrative Agent or any Secured Party with respect to any of the Collateral, no Grantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Secured Party against the Company or any other Grantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Secured Party for the payment of the Obligations, nor shall any Grantor seek any reimbursement from the Company or any other Grantor in respect of payments made by such Grantor hereunder, or amounts realized by the Administrative Agent or any Secured Party in connection with the Collateral, and any such rights of subrogation and reimbursement of the Grantors are hereby waived until all amounts owing to the Administrative Agent and the Secured Parties by the Grantors on account of the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent.

          9.   Amendments, etc. with Respect to the Obligations.  Each Grantor
               ------------------------------------------------
shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby notwithstanding that, without any reservation of rights against any Grantor, and without notice to or further assent by such Grantor, any demand for payment of any of the Obligations made by the Administrative Agent or any Secured Party may be rescinded by the Administrative Agent or any Secured Party, and any of the Obligations continued, and the Obligations, or the liability of each Grantor or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent or any Secured Party, and the Corporate Credit Agreement, the Notes, the other Corporate Credit Documents, the other Synthetic Credit Documents, any Interest Rate Agreements and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Administrative Agent or any Secured Party may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent or any Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Secured Party shall have any obligation to protect, secure, perfect or insure this or any other Lien at any time held by it as security for the Obligations or any property subject thereto. Each Grantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Secured Party upon this Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement; and all dealings between any Grantor and the Administrative Agent or any Secured Party, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. Each Grantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon such Grantor with respect to the Obligations.

          10.  Limitation on Duties Regarding Preservation of Collateral.  The
               ---------------------------------------------------------
Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Secured Party, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise.

          11.  Delegation of Duties.  The Administrative Agent may execute any
               --------------------
of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care, except as otherwise provided in subsection 5.3 of the Agency and Intercreditor Agreement or Section 13 hereof.

          12.  Powers Coupled with an Interest.  All authorizations and agencies
               -------------------------------
herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          13.  Severability.  Any provision of this Agreement which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          14.  Section Headings.  The section headings used in this Agreement
               ----------------
are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          15.  No Waiver; Cumulative Remedies.   Neither the Administrative
               ------------------------------
Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 19 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

          16.  Integration; Waivers and Amendments; Successors and Assigns;
               ------------------------------------------------------------
Governing Law.  This Agreement, the other Corporate Credit Documents and the
-------------
other Synthetic Credit Documents represent the entire agreement of each Grantor with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Secured Party relative to the subject matter hereof not reflected herein, in the other Corporate Credit Documents or in the other Synthetic Credit Documents. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Company, each other Grantor, and the Administrative Agent, provided that any provision of this
                                       --------
Agreement may be waived by the Administrative Agent in a written letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the Secured Parties and their respective successors and assigns. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          17.  Notices.  All notices, requests and demands to or upon each
               -------
Grantor or the Administrative Agent or any Secured Party to be effective shall be in writing and unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, three days after deposit in the postal system, first class postage prepaid, or, in the case of telecopy notice, when sent, or, in the case of telex notice, when sent, answerback received, addressed to a party at the address provided for such party (including any addresses for copies) in subsection 9.2 of the Corporate Credit Agreement.

          18.  Counterparts.  This Agreement may be executed by one or more of
               ------------
the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          19.  Authority of Administrative Agent.  Each Grantor acknowledges
               ---------------------------------
that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Secured Parties, be governed by the Corporate Credit Agreement or the Synthetic Credit Agreement (as the case may be) and by the Agency and Intercreditor Agreement, and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and each Grantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and such Grantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

          20.  Additional Grantors.  Each Subsidiary of the Company that is
               -------------------
required to become a party to this Agreement pursuant to subsection 6.9(b) of the Corporate Credit Agreement shall become a Grantor for all purposes of this Agreement, a Borrower for all purposes of the Corporate Credit Agreement, a Guarantor for all purposes of the Synthetic Guarantee, and a party to the Agency and Intercreditor Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.
                                    -------

          21.  Releases.  The Administrative Agent and the Secured Parties agree
               --------
to cooperate with each Grantor with respect to any sale permitted by subsection
7.5 of the Corporate Credit Agreement and promptly take such action and execute and deliver such instruments and documents necessary to release the Liens and security interests created hereby relating to any of the assets or property affected by any sale permitted by subsection 7.5 of the Corporate Credit Agreement including, without limitation, any necessary Uniform Commercial Code amendment, termination or partial termination statement.

          22.  Termination.  This Agreement (other than with respect to any cash
               -----------
collateral securing any outstanding Letter of Credit) shall terminate when all the Obligations have been paid in full, the Commitments have been terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized so that it is fully secured to the satisfaction of the Administrative Agent. Upon such termination, the Administrative Agent shall reassign and redeliver (or cause to be reassigned and redelivered) to each Grantor, or to such person or persons as such Grantor shall designate, or to whomever may be lawfully entitled to receive such surplus, against receipt, such of the Collateral (if any) (other than with respect to any cash collateral securing any outstanding Letter of Credit) as shall not have been sold or otherwise applied by the Administrative Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments or reassignment and release. Any such reassignment and release shall be without recourse upon or warranty by the Administrative Agent (other than a warranty that the Administrative Agent has not assigned its rights and interests hereunder to any Person) and at the expense of each Grantor.

          23.  Excluded Items.  Notwithstanding anything to the contrary in this
               --------------
Agreement, the terms "Accounts", "Chattel Paper", "Contracts", "Copyrights", "Copyright Licenses", "Documents", "Equipment", "General Intangibles", "Instruments", "Inventory", "Investment Property", "Patents", "Patent Licenses", "Trademarks", "Trademark Licenses" and "Collateral" shall not include (a) for the Grantors specified on Schedule VIII hereto, any item as to which the
                          -------------
granting of a security interest is prohibited by the arrangements specified for such Grantor on Schedule VIII and (b) for each Grantor, any items as to which
                -------------
the granting of a security interest is prohibited by the terms of such Grantor's Contractual Obligations with third parties in connection with Indebtedness for borrowed money assumed in connection with Purchase Option Acquisitions permitted by the Corporate Credit Agreement.

          24.  Meditrust.  The grant of security interests in Section 2 of this
               ---------
Agreement by any Grantor that is a Meditrust Entity, and the other terms and provisions of this Agreement as they relate to Collateral of any Meditrust Entity, shall be subordinate to any and all security interests in such Collateral granted by any Meditrust Entity to Meditrust, except as may otherwise be specifically provided in the Intercreditor Agreement.

          IN WITNESS WHEREOF, each Grantor and the Administrative Agent have caused this Agreement to be duly executed and delivered as of the date first above written.

                              HARBORSIDE HEALTHCARE CORPORATION


                                 /s/  Stephen L. Guillard
                              By:______________________________
                                 Title: President and
                                        Chief Executive Officer


                              BAY TREE NURSING CENTER CORP.
                              BELMONT NURSING CENTER CORP.
                              COUNTRYSIDE CARE CENTER CORP.
                              HARBORSIDE HEALTH I CORPORATION
                              HARBORSIDE TOLEDO CORP.
                              KHI CORP.
                              MARYLAND HARBORSIDE CORP.
                              NEW JERSEY HARBORSIDE CORP.
                              OAKHURST MANOR NURSING CENTER
                                CORP.
                              ORCHARD RIDGE NURSING CENTER CORP.
                              SAILORS, INC.
                              SUNSET POINT NURSING CENTER CORP.
                              WEST BAY NURSING CENTER CORP.


                                 /s/  Stephen L. Guillard
                              By:______________________________
                                 Title: President and
                                        Chief Executive Officer

                                   HARBORSIDE ACQUISITION LIMITED
                                     PARTNERSHIP IV
                                   HARBORSIDE ACQUISITION LIMITED
                                     PARTNERSHIP V
                                   HARBORSIDE ACQUISITION LIMITED
                                     PARTNERSHIP VI
                                   HARBORSIDE ACQUISITION LIMITED
                                     PARTNERSHIP VII
                                   HARBORSIDE ACQUISITION LIMITED
                                     PARTNERSHIP VIII
                                   HARBORSIDE ACQUISITION LIMITED
                                     PARTNERSHIP IX
                                   HARBORSIDE ACQUISITION LIMITED
                                     PARTNERSHIP X
                                   HARBORSIDE ATLANTRIX LIMITED
                                     PARTNERSHIP
                                   HARBORSIDE CONNECTICUT LIMITED
                                     PARTNERSHIP
                                   HARBORSIDE HEALTHCARE BALTIMORE
                                     LIMITED PARTNERSHIP
                                   HARBORSIDE HEALTHCARE NETWORK
                                     LIMITED PARTNERSHIP
                                   HARBORSIDE MASSACHUSETTS LIMITED
                                     PARTNERSHIP
                                   HARBORSIDE NORTH TOLEDO LIMITED
                                     PARTNERSHIP
                                   HARBORSIDE OF CLEVELAND LIMITED
                                     PARTNERSHIP
                                   HARBORSIDE OF DAYTON LIMITED
                                     PARTNERSHIP
                                   HARBORSIDE OF OHIO LIMITED
                                     PARTNERSHIP
                                   HARBORSIDE REHABILITATION LIMITED
                                     PARTNERSHIP
                                   HARBORSIDE RHODE ISLAND LIMITED
                                     PARTNERSHIP

                                   By: HARBORSIDE HEALTH I CORPORATION,
                                   as General Partner


                                       /s/  Stephen L. Guillard
                                   By:_______________________________
                                      Title: President and
                                             Chief Executive Officer

                              HARBORSIDE FUNDING LIMITED
                               PARTNERSHIP

                              By: HARBORSIDE HEALTHCARE LIMITED
                               PARTNERSHIP, as General Partner

                              By:  KHI CORP., as General Partner


                                  /s/ Stephen L. Guillard
                              By:_________________________________
                                 Title:  President and
                                         Chief Executive Officer


                              BRIDGEWATER ASSISTED LIVING LIMITED
                               PARTNERSHIP

                              By: NEW JERSEY HARBORSIDE CORP., as
                               General Partner


                                  /s/ Stephen L. Guillard
                              By:_________________________________
                                 Title:  President and
                                         Chief Executive Officer


                              HARBORSIDE NEW HAMPSHIRE LIMITED
                               PARTNERSHIP
                              HARBORSIDE TOLEDO LIMITED
                               PARTNERSHIP
                              HHCI LIMITED PARTNERSHIP

                              By: HARBORSIDE TOLEDO CORP., as General
                              Partner


                                  /s/ Stephen L. Guillard
                              By:_________________________________
                                 Title:  President and
                                         Chief Executive Officer

                              HARBORSIDE HEALTHCARE ADVISORS
                                LIMITED PARTNERSHIP
                              HARBORSIDE HEALTHCARE LIMITED
                              PARTNERSHIP
                              HARBORSIDE HOMECARE LIMITED
                                PARTNERSHIP


                              By: KHI CORP., as General Partner


                                   /s/  Stephen L. Guillard
                              By:_________________________________
                                 Title: President and
                                        Chief Executive Officer


                              HARBORSIDE PROPERTIES TRUST I


                                   /s/  William H. Stephan
                              By:__________________________
                                 Name: William H. Stephan, in his capacity as trustee and not individually


                              THE CHASE MANHATTAN BANK, as
                               Administrative Agent


                                   /s/  Robert Anastasio
                              By:_________________________________
                                 Title: Vice President